Intangible assets	12 Months Ended
Dec. 31, 2023
Intangible assets
Intangible assets

8.Intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2022	25,610	591	26,201
Additions	15,463	—	15,463
Cost at December 31, 2022	41,073	591	41,664
Additions	8,085	—	8,085
Other	(487)	—	(487)
Cost at December 31, 2023	48,671	591	49,262
Amortization
Opening amortization at January 1, 2022	(837)	(42)	(879)
Amortization	(771)	(42)	(813)
Amortization at December 31, 2022	(1,608)	(84)	(1,692)
Amortization	(920)	(42)	(962)
Amortization at December 31, 2023	(2,528)	(126)	(2,654)
Net book value at December 31, 2022	39,465	507	39,972
Net book value at December 31, 2023	46,143	465	46,608

There is only one development project: The Genio® system. The Company started amortizing the first-generation Genio® system in 2021. The amortization amounted to €1.0 million for 2023 and is included in Research and development expenses. The remaining amortization period of this development asset is 11 years.

The Company continues to incur in 2023 development expenses with regard to the improved second-generation Genio® system and clinical trials to obtain additional regulatory approvals in certain countries or to be able to sell the Genio® System in certain countries. The total capitalized development expenses amounted to €8.1 million and €15.5 million for 2023 and 2022, respectively. The total amount of capitalization of intangible assets in the consolidated statements of cash flow is higher than the additions due to the tax incentive relating to investments of 2023 amounting to €377,000.

The line Other relates to tax incentive in Belgium. We refer to note 10 for more details.

In accordance with the accounting principle, the intangible assets are tested annually for impairment during the development period. The Genio® system is currently a unique product line developed by the Company and the Company determined that it has two cash generating units, Genio® system in Europe and Genio® system in the United States, for which a value in use analysis has been performed. The discount rates over the expected term that the assets will generate economic benefits are:

	Europe	US
Discount rate	11.9%	13.0%

The discount rates have been determined by reference to the analyst reports covering the Company which are available.

Based on the current operating budget as approved by the Board of Directors, the Company’s management prepared cash flow forecasts, which covers a 3-year period and an appropriate extrapolation of cash flows beyond 2026. A sensitivity analysis has been performed concluding that a reasonable change in the WACC and/or forecasted growth rate would not lead to an impairment.